Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2015
Accounting Policies [Abstract]
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies

The following describes the significant accounting policies of the Company used in preparing the accompanying Consolidated Financial Statements.

(a)Principles of Consolidation

The Consolidated Financial Statements include the accounts of FIS, its wholly-owned subsidiaries and subsidiaries that are majority-owned. All significant intercompany profits, transactions and balances have been eliminated in consolidation.

(b)Cash and Cash Equivalents

The Company considers all cash on hand, money market funds and other highly liquid investments with original maturities of three months or less to be cash and cash equivalents. As part of the Company’s payment processing business, the Company provides cash settlement services to financial institutions and state and local governments. These services involve the movement of funds between the various parties associated with automated teller machines ("ATM"), point-of-sale or electronic benefit transactions ("EBT") and this activity results in a balance due to the Company at the end of each business day that it recoups over the next few business days. The in-transit balances due to the Company are included in cash and cash equivalents. The carrying amounts reported in the Consolidated Balance Sheets for these instruments approximate their fair value. As of December 31, 2015, cash and cash equivalents also included $4.7 million in deposits set aside under performance guarantees.  As of December 31, 2015, we had cash and cash equivalents of $687.6 million of which approximately $438.6 million is held by our foreign entities.

(c)Fair Value Measurements

Fair Value of Assets Acquired and Liabilities Assumed in Business Combinations

ASC Topic 805, Business Combinations, requires an acquirer to recognize, separately from goodwill, the identifiable assets acquired, liabilities assumed, and any noncontrolling interest in the acquiree, and to measure these items generally at their acquisition date fair values. Goodwill is recorded as the residual amount by which the purchase price exceeds the fair value of the net assets acquired. Fair values are determined using the framework outlined below under Fair Value Hierarchy and the methodologies addressed in the individual subheadings. If the initial accounting for a business combination is incomplete by the end of the reporting period in which the combination occurs, we are required to report provisional amounts in the financial statements for the items for which the accounting is incomplete. Adjustments to provisional amounts initially recorded that are identified during the measurement period are recognized in the reporting period in which the adjustment amounts are determined. This includes any effect on earnings of changes in depreciation, amortization, or other income effects as a result of the change to the provisional amounts, calculated as if the accounting had been completed at the acquisition date. During the measurement period, we are also required to recognize additional assets or liabilities if new information is obtained about facts and circumstances that existed as of the acquisition date that, if known, would have resulted in the recognition of those assets and liabilities as of that date. The measurement period ends the sooner of one year from the combination date or when we receive the information we were seeking about facts and circumstances that existed as of the acquisition date or learn that more information is not obtainable.

Fair Value of Financial Instruments

The carrying amounts reported in the Consolidated Balance Sheets for receivables and accounts payable approximate their fair values because of their immediate or short-term maturities. The fair value of the Company’s long-term debt is estimated to be approximately $30.4 million and $63.8 million higher than the carrying value as of December 31, 2015 and 2014, respectively. These estimates are based on values of trades of our debt in close proximity to year end, which are considered Level 2-type measurements, as discussed below. These estimates are subjective in nature and involve uncertainties and significant judgment in the interpretation of current market data. Therefore, the values presented are not necessarily indicative of amounts the Company could realize or settle currently. The Company holds, or has held, certain derivative instruments, specifically interest rate swaps and foreign exchange forward contracts. Derivative instruments are valued using Level 2-type measurements.

Fair Value Hierarchy

The authoritative accounting literature defines fair value, establishes a framework for measuring fair value, and establishes a fair value hierarchy based on the quality of inputs used to measure fair value.

The fair value hierarchy includes three levels that are based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). If the inputs used to measure the fair value fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the fair value measurement of the asset or liability. The three levels of the fair value hierarchy are described below:

Level 1.  Inputs to the valuation methodology are unadjusted quoted prices for identical assets or liabilities in active markets.

Level 2.  Inputs to the valuation methodology include:

•Quoted prices for similar assets or liabilities in active markets;
•Quoted prices for identical or similar assets or liabilities in inactive markets;
•Inputs other than quoted prices that are observable for the asset or liability;

•	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

If the asset or liability has a specified (contractual) term, the Level 2 input must be observable for substantially the full term of the asset or liability.

Level 3.  Inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Fair Value Measurements

Generally accepted accounting principles require that, subsequent to their initial recognition, certain assets be reviewed for impairment on a nonrecurring basis by comparison to their fair value. As more fully discussed in their respective subheadings below, this includes goodwill, long-lived assets, intangible assets, computer software and investments. There were no significant fair value measurement impairments for 2015, 2014 or 2013.

Contingent consideration liabilities recorded in connection with business acquisitions must also be adjusted for changes in fair value until settled. See Note 6 for discussion of The Capital Markets Company BVBA ("Capco") contingent consideration liability.

(d)Derivative Financial Instruments

The Company accounts for derivative financial instruments in accordance with Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 815, Derivatives and Hedging. During 2015, 2014 and 2013, the Company engaged in hedging activities relating to its variable rate debt through the use of interest rate swaps. The Company designates these interest rate swaps as cash flow hedges. The estimated fair values of the cash flow hedges are determined using Level 2 type measurements. They are recorded as an asset or liability of the Company and are included in the accompanying Consolidated Balance Sheets in prepaid expenses and other current assets, other non-current assets, accounts payable and accrued liabilities or other long-term liabilities, as appropriate, and as a component of accumulated other comprehensive earnings, net of deferred taxes. A portion of the amount included in accumulated other comprehensive earnings is recorded in interest expense as a yield adjustment as interest payments are made on the Company’s term and revolving loans (Note 13). The Company’s existing cash flow hedges are highly effective and there was no impact on 2015 earnings due to hedge ineffectiveness. It is our policy to execute such instruments with credit-worthy banks and not to enter into derivative financial instruments for speculative purposes. As of December 31, 2015, we believe that our interest rate swap counterparties will be able to fulfill their obligations under our agreements.

The Company's foreign exchange risk management policy permits the use of derivative instruments, such as forward contracts and options, to reduce volatility in the Company's results of operations and/or cash flows resulting from foreign exchange rate fluctuations. During 2015 and 2014, the Company entered into foreign currency forward exchange contracts to hedge foreign currency exposure to intercompany loans. As of December 31, 2015 and 2014, the notional amount of these derivatives was approximately $81.0 million and $85.4 million, respectively, and the fair value was nominal. These derivatives have not been designated as hedges for accounting purposes.

Prior to the Acquisition (see Note 6) , SunGard used currency forward contracts to manage its exposure to fluctuations in costs caused by variations in Indian Rupee (“INR”) exchange rates. The Company assumed certain of these contracts in connection with the Acquisition and entered into additional contracts in December 2015. As of December 31, 2015, the notional amount of these derivatives was approximately $50.1 million and the fair value was $1.4 million, which is included in Prepaid Expenses and Other Current Assets in the Consolidated Balance Sheets. These INR forward contracts are designated as cash flow hedges. The fair value of these currency forward contracts is determined using currency exchange market rates, obtained from reliable, independent, third party banks, at the balance sheet date. The fair value of forward contracts is subject to changes in currency exchange rates. The Company has no ineffectiveness related to its use of currency forward contracts in connection with INR cash flow hedges.

In September 2015 in contemplation of issuing long-term financing for the SunGard acquisition, the Company entered into treasury lock hedges with a total notional amount of $1.0 billion reducing the risk of changes in the benchmark index component of the 10-year treasury yield. The Company designated these derivatives as cash flow hedges. On October 13, 2015, in conjunction with the pricing of the $4.5 billion senior notes, the Company terminated these treasury lock contracts for a cash settlement payment of $15.9 million, which was recorded as a component of Other Comprehensive Earnings and will be reclassified as an adjustment to interest expense over the ten years during which the related interest payments that were hedged will be recognized in income.

(e)Trade Receivables

A summary of trade receivables, net, as of December 31, 2015 and 2014 is as follows (in millions):

	2015	2014
Trade receivables — billed	$1,515.9	$969.8
Trade receivables — unbilled	201.5	172.2
Total trade receivables	1,717.4	1,142.0
Allowance for doubtful accounts	(16.2)	(15.6)
Total trade receivables, net	$1,701.2	$1,126.4

Approximately $42.4 million of unbilled receivables as of December 31, 2015 relates to services provided under ongoing long-term contracts that were not yet billable pursuant to the terms of those agreements but will be invoiced in 2016. We expect the unbilled receivables for continuing services under these contracts to be $34.2 million as of December 31, 2016.

When evaluating the adequacy of the allowance for doubtful accounts, the Company considers historical bad debts, customer creditworthiness, current economic trends, changes in customer payment terms and collection trends. Any change in the assumptions used may result in an additional allowance for doubtful accounts being recognized in the period in which the change occurs.

A summary roll forward of the allowance for doubtful accounts, for 2015, 2014 and 2013 is as follows (in millions):

Allowance for doubtful accounts as of December 31, 2012	$(19.9)
Bad debt expense	(3.2)
Write-offs, net of recoveries	6.9
Allowance for doubtful accounts as of December 31, 2013	(16.2)
Bad debt expense	(8.5)
Write-offs, net of recoveries	9.1
Allowance for doubtful accounts as of December 31, 2014	(15.6)
Bad debt expense	(10.1)
Write-offs, net of recoveries	9.5
Allowance for doubtful accounts as of December 31, 2015	$(16.2)

(f)Settlement Deposits, Receivables and Payables

We manage certain integrated electronic payment services and programs and wealth management processes for our clients that require us to hold and manage client cash balances used to fund their daily settlement activity. Settlement deposits represent funds we hold that were drawn from our clients to facilitate settlement activities and, as of December 31, 2015 and 2014 included $125.0 million and $139.3 million, respectively, of investments with original maturities of greater than 90 days. These investments are valued based on Level 1 and Level 2 type measurements in the fair-value hierarchy. Settlement receivables represents amounts funded by us. Settlement payables consist of settlement deposits from clients, settlement payables to third parties and outstanding checks related to our settlement activities for which the right of offset does not exist or we do not intend to exercise our right of offset. Our accounting policy for such outstanding checks is to include them in settlement payables on the balance sheet and operating cash flows on the statement of cash flows. The payment solution services that give rise to these settlement balances are separate and distinct from those settlement activities referred to under (b) Cash and Cash Equivalents, where the services we provide primarily facilitate the movement of funds.

(g)Goodwill

Goodwill represents the excess of cost over the fair value of identifiable assets acquired and liabilities assumed in business combinations. FASB ASC Topic 350, Intangibles — Goodwill and Other, requires that goodwill and other intangible assets with indefinite useful lives not be amortized, but rather be tested for impairment annually, or more frequently if circumstances indicate potential impairment. The guidance allows an entity first to assess qualitatively whether it is more likely than not that a reporting unit's carrying amount exceeds its fair value, referred to as "step zero." If an entity concludes that it is more likely than not that a reporting unit's fair value is less than its carrying amount (that is, a likelihood of more than 50 percent), the "step one" quantitative assessment must be performed for that reporting unit. ASC Topic 350 provides examples of events and circumstances that should be considered in performing the "step zero" qualitative assessment, including macroeconomic conditions, industry and market considerations, cost factors, overall financial performance, events affecting a reporting unit or the entity as a whole and a sustained decrease in share price.

In applying the quantitative analysis, we determine the fair value of our reporting units based on a weighted average of multiple valuation techniques, principally a combination of an income approach and a market approach, which are Level 3 and Level 2 type measurements. The income approach calculates a value based upon the present value of estimated future cash flows, while the market approach uses earnings multiples of similarly situated guideline public companies. If the fair value of a reporting unit exceeds the carrying value of the reporting unit’s net assets, goodwill is not impaired and further testing is not required. We engaged independent specialists to perform valuations of our reporting units effective January 1, 2015 in conjunction with our re-segmentation, and prior to that in 2012. There was a substantial excess of fair value over carrying value for each of our reporting units in both the 2015 and 2012 independent valuations.

The Company assesses goodwill for impairment on an annual basis during the fourth quarter using a September 30 measurement date unless circumstances require a more frequent measurement. For each of 2015, 2014 and 2013, we began our assessment with the step zero qualitative analysis. In performing the step zero qualitative analysis for each year, examining those factors most likely to affect our valuations, we concluded that it remained more likely than not that the fair value of each of our reporting units continued to exceed their carrying amounts. Consequently, we did not perform a step one quantitative analysis specifically for the purpose of our annual impairment test in any year presented in these financial statements.

In conjunction with the organizational modifications in the first quarter of 2016, we reallocated goodwill associated with the reclassified businesses based on relative fair values as of January 1, 2016. We refreshed our step zero qualitative analysis, identifying no indications of impairment for any of our reporting units.

(h)Long-Lived Assets

Long-lived assets and intangible assets with finite useful lives are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset, which are Level 3-type measurements. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized in the amount by which the carrying amount of the asset exceeds the fair value of the asset.

(i)Intangible Assets

The Company has intangible assets that consist primarily of customer relationships and trademarks that are recorded in connection with acquisitions at their fair value based on the results of valuation analyses. Customer relationships are amortized over their estimated useful lives using an accelerated method that takes into consideration expected customer attrition rates up to a 10-year period. Intangible assets with finite lives (principally customer relationships and certain trademarks) are reviewed for impairment in accordance with FASB ASC Section 360-10-35, Impairment or Disposal of Long-Lived Assets, while certain trademarks determined to have indefinite lives are reviewed for impairment at least annually in accordance with FASB ASC Topic 350. Similar to the guidance for goodwill, ASC Topic 350 allows an organization to first perform a qualitative assessment of whether it is more likely than not that an asset has been impaired.

We engaged independent specialists to perform a valuation of our indefinite lived intangible assets in 2015 and 2012, using a form of income approach valuation known as the relief-from-royalty method, which is a Level 3 type measurement. For 2015, we proceeded directly to a step one quantitative analysis. There was a substantial excess of fair value over carrying value for each of our indefinite lived intangible assets in the 2015 independent valuations. For each of 2014 and 2013, we began our assessment with the step zero qualitative analysis because there was a substantial excess of fair value over carrying value for each of our indefinite-lived intangible assets based on the 2012 valuation. Based upon the results of these assessments, there were no indications of impairment, except for one trademark with nominal value in 2013.

(j)Computer Software

Computer software includes software acquired in business combinations, purchased software and capitalized software development costs. Software acquired in business combinations is generally valued using the relief-from-royalty method, a Level 3 type measurement. Purchased software is recorded at cost and amortized using the straight-line method over its estimated useful life and software acquired in business combinations is recorded at its fair value and amortized using straight-line or accelerated methods over its estimated useful life, ranging from five to 10 years.

The capitalization of software development costs is governed by FASB ASC Subtopic 985-20 if the software is to be sold, leased or otherwise marketed, or by FASB ASC Subtopic 350-40 if the software is for internal use. After the technological feasibility of the software has been established (for software to be marketed), or at the beginning of application development (for internal-use software), software development costs, which primarily include salaries and related payroll costs and costs of independent contractors incurred during development, are capitalized. Research and development costs incurred prior to the establishment of technological feasibility (for software to be marketed), or prior to application development (for internal-use software), are expensed as incurred. Software development costs are amortized on a product-by-product basis commencing on the date of general release (for software to be marketed) or the date placed in service (for internal-use software). Software development costs for software to be marketed are amortized using the greater of (1) the straight-line method over its estimated useful life, which ranges from three to 10 years, or (2) the ratio of current revenues to total anticipated revenues over its useful life.

(k)Deferred Contract Costs

Costs of sales, including costs incurred for bid and proposal activities, are generally expensed as incurred. However, certain costs incurred upon initiation of a contract, including sales commissions, are deferred and amortized as expense over the contract life. These costs represent incremental external costs or certain specific internal costs that are directly related to the contract acquisition or transition activities.

In the event indications exist that a particular deferred contract cost balance may be impaired, undiscounted estimated cash flows of the contract are projected over its remaining term and compared to the unamortized deferred contract cost balance. If the projected cash flows are not adequate to recover the unamortized cost balance, the balance would be adjusted to equal the contract’s net realizable value, including any termination fees provided for under the contract, in the period such a determination is made.

(l)Property and Equipment

Property and equipment is recorded at cost, less accumulated depreciation and amortization. Depreciation and amortization are computed primarily using the straight-line method based on the estimated useful lives of the related assets: 30 years for buildings and three to seven years for furniture, fixtures and computer equipment. Leasehold improvements are amortized using the straight-line method over the lesser of the initial term of the applicable lease or the estimated useful lives of such assets.

(m)Income Taxes

The Company recognizes deferred income tax assets and liabilities for temporary differences between the financial reporting basis and the tax basis of the Company’s assets and liabilities and expected benefits of using net operating loss and credit carryforwards. Deferred income tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The impact on deferred income taxes of changes in tax rates and laws, if any, is reflected in the Consolidated Financial Statements in the period enacted. A valuation allowance is established for any portion of a deferred income tax asset for which management believes it is more likely than not that the Company will not be able to realize the benefits of all or a portion of that deferred income tax asset.

(n)Revenue Recognition

The Company generates revenues from the delivery of bank processing, credit and debit card and wealth management processing services, other payment processing services, professional services, software licensing, software as a service ("SaaS"), business process as a service ("BPaaS"), cloud revenue and software related services. The Company recognizes revenue when: (i) evidence of an arrangement exists; (ii) delivery has occurred; (iii) the fees are fixed or determinable; and (iv) collection is considered probable. Taxes collected from customers and remitted to governmental authorities are not included in revenue. Revenue generated from contracts executed outside of our North American operations represented approximately 22%, 22% and 21% of total revenue in 2015, 2014 and 2013, respectively.

The Company enters into arrangements with customers to provide services, software and software-related services such as post-contract customer support and implementation and training either individually or as part of an integrated offering of multiple services. The revenues for services provided under these multiple element arrangements are recognized in accordance with the applicable revenue recognition accounting principles as further described below.
In multiple-element arrangements, consideration is allocated to each deliverable using the relative selling price method. The selling price for each deliverable is based on vendor-specific objective evidence (“VSOE”) if available, third-party evidence (“TPE”) if VSOE is not available, or estimated selling price (“ESP”) if neither VSOE or TPE are available. A delivered item in a multiple element arrangement is considered a separate unit of accounting if (a) the item has value to the customer on a standalone basis; and (b) delivery or performance of the undelivered item or items is considered probable and substantially in the Company's control if the arrangement includes a general right of return relative to the delivered item.
We establish VSOE of selling price using the price charged when the same element is sold separately, or in the case of post-contract customer support or other recurring services, when a substantive stated renewal rate is provided to the customer. In certain circumstances, the Company is not able to establish VSOE for all deliverables in a multiple element arrangement. This may be due to infrequent standalone sales for an element, a limited sales history for new solutions or pricing within a broader range than permissible by our policy to establish VSOE. In those circumstances, we proceed to the alternative levels in the hierarchy of determining selling price. TPE of selling price is established by evaluating largely similar and interchangeable competitor products or services in standalone sales to similarly situated customers. The Company is typically not able to determine TPE and we rarely use this measure since we are generally unable to reliably verify standalone prices of competitive solutions. ESP is established in those instances where neither VSOE nor TPE are available, considering internal factors such as margin objectives, pricing practices and controls, customer segment pricing strategies and the product life cycle. Consideration is also given to market conditions such as competitor pricing strategies and industry technology life cycles.

The Company's arrangements with multiple deliverables may include one or more elements that are subject to the software revenue recognition guidance. The consideration for these multiple element arrangements is allocated to the software deliverables and the non-software deliverables based on the relative selling prices of all of the elements in the arrangement using the above hierarchy. The appropriate revenue recognition guidance is then applied to the respective software and non-software elements.

The following describes the Company’s primary types of revenues and its revenue recognition policies as they pertain to the types of transactions the Company enters into with its customers.

Processing Services Revenues

Processing services are comprised of data processing and application and/or facility management, including our SaaS and cloud offerings. Revenues from processing services are typically volume- or activity-based depending on factors such as the number of accounts processed, transactions or trades processed, users, number of hours of services or computer resources used. They can also be based on minimum monthly usage fees. Revenues from these arrangements are recognized as services are performed. Processing services represented 75% of total revenues in 2015 and 2014 and 76% in 2013.

Technology or service components from third parties are frequently embedded in or combined with our applications or service offerings. We are often responsible for billing the client in these arrangements and transmitting the applicable fees to the third party. Whether a company should recognize revenue based on the gross amount billed to a customer or the net amount retained is a matter of judgment that depends on the relevant facts and circumstances. Certain factors or indicators have been identified in the authoritative literature that should be considered in the evaluation. In certain of these arrangements, we have concluded that recognizing the gross amount billed is appropriate while in others we recognize the net amount retained, depending upon the level of our contractual responsibilities and obligations for delivering solutions to end customers.

Professional Services Revenues

Revenues and costs related to implementation, conversion and programming services associated with the Company’s data processing and application management agreements during the implementation phase are deferred and subsequently recognized using the straight-line method over the term of the related services agreement when these upfront services do not have standalone value or if revenue otherwise allocable to these elements is contingent upon delivery of other elements in the arrangement. Revenues and costs related to other consulting service agreements are recognized as the services are provided, assuming the separation criteria outlined above are satisfied. Professional services as a percentage of total revenues were 14%, 15% and 12% in 2015, 2014 and 2013, respectively. A significant portion of our professional services revenues is derived from contracts for dedicated personnel resources who are often working full-time at a client site and under their direction. These revenues generally re-occur as contracts are renewed.

License and Software Related Revenues

The Company recognizes software license and post-contract customer support fees, as well as associated implementation, training, conversion and programming fees in accordance with FASB ASC Subtopic 985-605. Initial license fees are recognized when a contract exists, the fee is fixed or determinable, software delivery has occurred and collection of the receivable is deemed probable, provided that VSOE of fair value has been established for any undelivered elements in the arrangement. If evidence of fair value of all undelivered elements exists but evidence does not exist for one or more delivered elements, then revenue is recognized using the residual method. Under the residual method, the fair value of the undelivered elements is deferred and the remaining portion of the arrangement fee is recognized as revenue. If evidence of fair value does not exist for one or more undelivered elements of a contract, then all revenue is deferred until all elements are delivered or VSOE of fair value is determined for all remaining undelivered elements. Revenue from post-contract customer support is recognized ratably over the term of the agreement. The Company records deferred revenue for all billings invoiced prior to revenue recognition.
Software license fees in certain of our SunGard businesses include rental fees for clients who would prefer a periodic fee instead of a larger up-front payment. Software rentals combine the license and maintenance services into a bundled element, and the fee is recognized ratably over the corresponding services period when the client has the right to use the software product and receive maintenance and support services.
Software license revenue and related post-contract customer support represented approximately 9%, 7% and 8% of total revenues in 2015, 2014 and 2013, respectively, with over 65% of the revenue representing post-contractual support revenue.

When the arrangement with the customer includes significant customization, modification, or production of software, the Company recognizes revenue applying contract accounting. For elements accounted for under contract accounting, revenue is recognized using the percentage-of-completion method since reasonably dependable estimates of revenues and contract hours applicable to various elements of a contract can be made. Cost-to-cost or efforts-expended (labor hours) methods are used to measure progress toward completion. Revenues in excess of billings on these agreements are recorded as unbilled receivables and are included in trade receivables. Billings in excess of revenue recognized on these agreements are recorded as deferred revenue until revenue recognition criteria are met. Changes in estimates for revenues, costs and profits are recognized in the period in which they are determinable. If and when the Company’s estimates indicate that the entire contract will be performed at a loss, a provision for the entire loss is recorded in that accounting period.

In arrangements where the licensed software includes hosting the software for the customer, a software element is only considered present if the customer has the contractual right to take possession of the software at any time during the hosting period without significant penalty and it is feasible for the customer to either operate the software on their own hardware or contract with another vendor to host the software. If the arrangement meets these criteria, as well as the other criteria for recognition of the license revenues described above, a software element is present and license revenues are recognized when the software is delivered and hosting revenues are recognized as the service is provided. If a separate software element as described above is not present, the related revenues are combined and recognized ratably over the hosting or maintenance period, whichever is longer.

Hardware and Other Revenues

Hardware and other miscellaneous revenues including termination fees represented approximately 2% of our total revenues in 2015 and are recognized following the separation and recognition criteria discussed above. The Company generally does not stock in inventory the hardware products sold, but arranges for delivery of hardware from third-party suppliers. The Company evaluates the gross vs. net indicators for these transactions and records the revenue related to hardware transactions on a gross basis as appropriate and the related costs are included in cost of revenue as appropriate if the Company is considered the primary obligor by the customer, bears risk of loss and has latitude in establishing prices on the equipment.

Recent Accounting Guidance Not Yet Adopted

In May 2014, the FASB issued ASU No. 2014-09, “Revenue from Contracts with Customers (Topic 606)” (“ASU
2014-09”). ASU 2014-09 amends substantially all authoritative literature for revenue recognition, including industry-specific requirements, and converges the guidance under this topic with that of the International Financial Reporting Standards. The
ASU implements a five-step process for customer contract revenue recognition that focuses on transfer of control, as opposed to transfer of risk and rewards. The amendment also requires enhanced disclosures regarding the nature, amount, timing and uncertainty of revenues and cash flows from contracts with customers. Other provisions include ensuring the time value of money is considered in the transaction price and allowing estimates of variable consideration to be recognized before contingencies are resolved in certain circumstances. The effective date to the amendments was postponed to reporting periods beginning after December 15, 2017, with early adoption allowed for reporting periods beginning after December 15, 2016. Entities can transition to the standard either with retrospective application to the earlier years presented in their financial statements or with a cumulative-effect adjustment as of the date of adoption. We are currently assessing the impact the adoption of ASU 2014-09 will have on our financial position and results of operations as well as the transition method we expect to employ.

(o)Cost of Revenue and Selling, General and Administrative Expenses

Cost of revenue includes payroll, employee benefits, occupancy costs and other costs associated with personnel employed in customer service and service delivery roles, including program design and development and professional services. Cost of revenue also includes data processing costs, amortization of software, customer relationship intangible assets and depreciation on operating assets.

Selling, general and administrative expenses include payroll, employee benefits, occupancy and other costs associated with personnel employed in sales, marketing, human resources, finance, risk management and other administrative roles. Selling, general and administrative expenses also include depreciation on non-operating corporate assets, advertising costs and other marketing-related programs.

(p)Stock-Based Compensation Plans

The Company accounts for stock-based compensation plans using the fair value method. Thus, compensation cost is measured based on the fair value of the award at the grant date and is recognized over the service period. Certain of our stock awards also contain performance conditions. In those circumstances, compensation cost is recognized over the service period when it is probable the outcome of that performance condition will be achieved. If the Company concludes at any point prior to completion of the requisite service period that it is not probable that the performance condition will be met, any previously recorded expense would be reversed.

(q)Foreign Currency Translation

The functional currency for the foreign operations of the Company is either the U.S. Dollar or the local foreign currency. For foreign operations where the local currency is the functional currency, the translation into U.S. Dollars for consolidation is performed for balance sheet accounts using exchange rates in effect at the balance sheet date and for revenue and expense accounts using the average exchange rate during the period. The adjustments resulting from the translation are included in accumulated other comprehensive earnings (loss) in the Consolidated Statements of Equity and Consolidated Statements of Comprehensive Earnings and are excluded from net earnings.

Gains or losses resulting from foreign currency transactions are included in other income.

(r)Management Estimates

The preparation of these Consolidated Financial Statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the Consolidated Financial Statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

(s)Provision for Check Guarantee Losses

In the Company’s check guarantee business, if a guaranteed check presented to a merchant customer is dishonored by the check writer’s bank, the Company reimburses the merchant customer for the check’s face value and pursues collection of the amount from the delinquent check writer. Loss provisions and anticipated recoveries are determined by performing a historical analysis of the Company’s check loss and recovery experience and considering other factors that could affect that experience in the future. Such factors include the general economy, the overall industry mix of customer volumes, statistical analysis of check fraud trends within customer volumes, and the quality of returned checks. The estimated check returns and recovery amounts are subject to risk that actual amounts returned and recovered may be different than the Company’s estimates. The Company had accrued claims payable balances of $11.2 million and $14.5 million as of December 31, 2015 and 2014, respectively, related to these estimations. The Company had accrued claims recoverable of $13.4 million and $20.4 million as of December 31, 2015 and 2014, respectively, related to these estimations. In addition, the Company recorded provisions for check guarantee losses, net of anticipated recoveries excluding service fees, of $48.9 million, $57.2 million and $57.3 million for the years ended December 31, 2015, 2014 and 2013, respectively. The amount paid to merchant customers, net of amounts recovered from check writers excluding service fees, was $41.2 million, $51.9 million and $53.7 million for the years ended December 31, 2015, 2014 and 2013, respectively.

(t)Net Earnings per Share

The basic weighted average shares and common stock equivalents for the years ended December 31, 2015, 2014 and 2013 are computed using the treasury stock method.

Net earnings and earnings per share for the years ended December 31, 2015, 2014 and 2013 are as follows (in millions, except per share data):

	Year ended December 31,
	2015	2014	2013
Earnings from continuing operations attributable to FIS, net of tax	$638.8	$690.5	$490.0
Earnings (loss) from discontinued operations attributable to FIS, net of tax	(7.3)	(11.4)	3.1
Net earnings attributable to FIS common stockholders	$631.5	$679.1	$493.1
Weighted average shares outstanding — basic	285.0	284.8	289.7
Plus: Common stock equivalent shares	3.7	3.9	4.5
Weighted average shares outstanding — diluted	288.7	288.7	294.2
Net earnings per share — basic from continuing operations attributable to FIS common stockholders	$2.24	$2.42	$1.69
Net earnings (loss) per share — basic from discontinued operations attributable to FIS common stockholders	(0.03)	(0.04)	0.01
Net earnings per share — basic attributable to FIS common stockholders *	$2.22	$2.38	$1.70
Net earnings per share — diluted from continuing operations attributable to FIS common stockholders	$2.21	$2.39	$1.67
Net earnings (loss) per share — diluted from discontinued operations attributable to FIS common stockholders	(0.03)	(0.04)	0.01
Net earnings per share — diluted attributable to FIS common stockholders *	$2.19	$2.35	$1.68

* amounts may not sum due to rounding.

Options to purchase approximately 3.5 million, 4.4 million and 4.2 million shares of our common stock for the years ended December 31, 2015, 2014 and 2013, respectively, were not included in the computation of diluted earnings per share because they were anti-dilutive.

(u)Certain Reclassifications

Certain reclassifications have been made in the 2014 and 2013 Consolidated Financial Statements to conform to the classifications used in 2015.